Supplement to the

Fidelity Advisor Consumer Staples Fund
Class A, Class T, Class B, Class C, and Institutional Class
Classes of Consumer Staples Portfolio

Fidelity Advisor Gold Fund
Class A, Class T, Class B, Class C, and Institutional Class
Classes of Gold Portfolio

Fidelity Advisor Materials Fund
Class A, Class T, Class B, Class C, and Institutional Class
Classes of Materials Portfolio

Fidelity Advisor Telecommunications Fund
Class A, Class T, Class B, Class C, and Institutional Class
Classes of Telecommunications Portfolio

Funds of Fidelity® Select Portfolios®

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2007

The following information supplements the information found in the "Management Contracts" section beginning on page 33.

The following table provides information relating to other accounts managed by Mr. Fischer as of April 30, 2007:

	Registered Investment Company*	Other Pooled Investment Vehicle	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 758	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Materials Portfolio ($326 (in millions) assets managed).

The following information replaces similar information found in the "Fund Holdings Information" section on page 46.

Each fund will provide a full list of holdings monthly on www.advisor.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

FASFB-07-01 June 29, 2007
1.848947.100